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                                                                 EXHIBIT 10.27.7



                                  SIXTH AMENDMENT TO
                              REVOLVING CREDIT AGREEMENT


            THIS SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Sixth Amendment") is made and entered into as of the seventeenth day of March, 1997, by and among GENZYME TRANSGENICS CORPORATION, a Massachusetts corporation having its principal place of business at One Mountain Road, Framingham, Massachusetts 01701 (the "Parent") and its Subsidiaries listed on the signature pages hereto (the Parent and each such Subsidiary is individually referred to herein as a "Borrower," and collectively as the "Borrowers"), and THE FIRST NATIONAL BANK OF BOSTON (the "Bank"), a national banking association with its head office at 100 Federal Street, Boston, Massachusetts 02110.

            WHEREAS, the Borrowers and the Bank entered into a Revolving Credit Agreement dated as of July 3, 1995 as amended by the First Amendment to Revolving Credit Agreement dated as of September 15, 1995, the Second Amendment to Revolving Credit Agreement dated as of December 22, 1995, the Third Amendment to Revolving Credit Agreement dated as of March 29, 1996, the Fourth Amendment to Revolving Credit Agreement dated as of October 1, 1996 and the Fifth Amendment to Revolving Credit Agreement dated as of February 21, 1997 (as further amended and in effect from time to time, the "Credit Agreement") pursuant to which the Bank extended credit to the Borrowers on the terms set forth therein;

            WHEREAS, the Bank and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth;

            NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1. Definitions. Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.

            2. Amendment to Section 1.1. The definition of "Maturity Date" appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

                 "Maturity Date. March 31, 1999, or any later date to which such date may be extended pursuant to Section 2.5 hereof."

            3. Amendment to Section 2.2. The first sentence of Section 2.2 of the Credit Agreement is hereby amended by deleting the phrase "the Eurodollar Rate plus three quarters of one percent (3/4%)," appearing therein and substituting the phrase "the Eurodollar Rate plus one half of one percent (1/2%)," in place thereof.

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            4.   Amendment to Section 2.5.  Section 2.5 of the Credit
Agreement is hereby deleted in its entirety and the following substituted in place thereof:

                 "Extension of Maturity Date.  At least sixty (60) days but not more than ninety (90) days prior to (i) March 31, 1998 and
            (ii) March 31 of any year thereafter, the Borrowers may request in writing that the Maturity Date be extended for an additional one year period beyond the then-applicable Maturity Date. Not later than thirty (30) days after the date of the Borrowers' request, the Bank will notify the Borrowers whether, in its sole discretion, it is willing to consent to such one-year extension. If the Bank shall agree to extend the Maturity Date, then this Agreement shall be deemed to be amended to reflect such extension and all the terms and conditions hereof shall continue in full force and effect during such extended period."

            5.   Ratification, etc.

            Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Sixth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Sixth Amendment. By executing this Sixth Amendment where indicated below, the Guarantor hereby ratifies and confirms its guaranty of the Obligations pursuant to the terms of the Guaranty, as amended, and acknowledges and consents to the terms of this Sixth Amendment.

            6.   GOVERNING LAW.

            THIS SIXTH AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

            7. Counterparts. This Sixth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. A complete set of counterparts shall be lodged with the Bank.

            8. Effectiveness. This Sixth Amendment shall become effective upon its execution and delivery by the respective parties hereto.

            9. Entire Agreement. THE CREDIT AGREEMENT AS AMENDED REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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            IN WITNESS WHEREOF, the undersigned have duly executed this
Agreement under seal as of the date first set forth above.

                                     THE BORROWERS:

                                     GENZYME TRANSGENICS CORPORATION



                                     By: /s/ John B. Green
                                         ---------------------------
                                          Name:  John B. Green
                                          Title:  Vice President


                                     Address of the Parent:

                                     One Mountain Road
                                     Framingham, MA  01701
                                     Tel:  (508) 872-8400
                                     Fax:  (508) 872-0827


                                     TSI CORPORATION



                                     By: /s/ John B. Green
                                         ----------------------------
                                          Title:  Vice President


                                     TSI MASON LABORATORIES INC.



                                     By: /s/ John B. Green
                                         ----------------------------
                                          Title:  Vice President



                                     TSI WASHINGTON LABORATORIES, INC.



                                     By: /s/ John B. Green
                                         ----------------------------
                                          Title:  Vice President


                                      3

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                                     TSI REDFIELD LABORATORIES, INC.



                                     By: /s/ John B. Green
                                         ----------------------------
                                          Title:  Vice President


                                     ARGUS RESEARCH LABORATORIES, INC.



                                     By: /s/ John B. Green
                                         ----------------------------
                                          Title:  Vice President


                                     TRANSGENIC INVESTMENTS, INC.



                                     By: /s/ John B. Green
                                         ----------------------------
                                          Title:  Vice President


                                     HEALTH AND SCIENCES RESEARCH
                                      INCORPORATED



                                     By: /s/ John B. Green
                                         ----------------------------
                                          Title:  Vice President


                                     THE TSI CENTER FOR DIAGNOSTIC
                                      PRODUCTS, INC.




                                     By: /s/ John B. Green
                                         ----------------------------
                                          Title:  Vice President


                                         4
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                                     BIODEVELOPMENT LABORATORIES, INC.



                                     By: /s/ John B. Green
                                         ----------------------------
                                          Title:  Vice President


                                     THE BANK:

                                     THE FIRST NATIONAL BANK OF BOSTON



                                     By: /s/ Elizabeth C. Everett
                                         ----------------------------
                                          Name:  Elizabeth C. Everett
                                          Title:  Vice President

                                     Address:

                                     100 Federal Street
                                     Boston, MA 02110
                                     Tel:   617-434-2318
                                     Fax:  617-434-0819



ACCEPTED AND AGREED
TO BY:

The Guarantor:

GENZYME CORPORATION


By: /s/ Evan M. Lebson
    --------------------------------
Title:  Vice President and Treasurer


                                         5